                                                                   EXHIBIT 10.34

                            OPTION ISSUANCE AGREEMENT

         AGREEMENT, dated as of January 1, 1998 by and between The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), and US Airways, Inc., a Delaware corporation ("US Airways").

                              W I T N E S S E T H :

         WHEREAS, The SABRE Group, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation ("TSG"), the Corporation and US Airways have previously entered into an Interim Operation and Migration Agreement (the "Interim Operation and Migration Agreement"), pursuant to which US Airways has retained TSG to perform certain interim operation services and migration services, an Information Technology Services Agreement (the "Information Technology Services Agreement"), pursuant to which US Airways has retained TSG to provide certain data processing services, enhanced data processing services and other services and, whereas in connection with such agreements, TSG, the Corporation and US Airways have previously entered into an Agreement of Purchase and Sale (the "Agreement of Purchase and Sale") pursuant to which US Airways has agreed to sell, and TSG has agreed to purchase, certain assets.

         WHEREAS, in connection with the Agreement of Purchase and Sale, the Interim Operation and Migration Agreement and the Information Technology Services Agreement (collectively, the "Agreements"), the Corporation wishes to issue to US Airways the options in the forms of Exhibit A hereto ("Option One") and Exhibit B hereto ("Option Two," and collectively with Option One, the "Options") to purchase shares of Class A Common Stock of the Corporation, par value $.01 per share (the "Option Shares");

         WHEREAS, the Corporation is, pursuant to an Assignment and Assumption Agreement, dated as of the date hereof, by and among the Corporation, TSG and US Airways (the "Assignment and Assumption Agreement") assigning to TSG its rights, and TSG is assuming all obligations of the Corporation, in each case under the Agreements, and

         WHEREAS, the Corporation is, pursuant to the Assignment and Assumption Agreement, directing US Airways to transfer to TSG any and all consideration otherwise to be furnished to the Corporation in consideration of the issuance of the Options.

         ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Issuance of Options. The Corporation hereby agrees to issue on the first day after the date hereof on which a share of Class A Common Stock of the

Corporation, par value $.01 per share shall be traded on the New York Stock Exchange to US Airways the Options (the "Issuance") and US Airways hereby directs the Corporation to deliver the Options to PNC Bank, National Association, as escrow agent (the "Escrow Agent") pursuant to the escrow agreement (the "Escrow Agreement"), dated as of the date of such Options, by and between US Airways and the Escrow Agent, a copy of which is attached hereto as Exhibit C.

     SECTION 2. Representations and Warranties of the Corporation. As of the date hereof, the Corporation hereby represents and warrants to US Airways as follows:

     2.1. Organization and Good Standing. The Corporation is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

     2.2. Authorization of the Agreement and Options. (a) The Corporation has all requisite power and authority to enter into and carry out the transactions contemplated by this Agreement and the Options.

          (b) The Corporation has taken all action required by law and necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Options and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Options have been duly and validly authorized, executed and delivered by it, and this Agreement and the Options constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms.

     2.3. Authorization and Issuance of Option Shares. The authorization, reservation, issuance, sale and delivery of the Option Shares have been duly and validly authorized by all requisite corporate action on the part of the Corporation, and when issued, sold and delivered in accordance with this Agreement and the Options, the Option Shares will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free and clear of any mortgages, judgments, claims, liens, security interests, pledges, escrows, charges or other encumbrances of any kind or character whatsoever ("Encumbrances"), other than Encumbrances, if any, arising as a result of actions taken by US Airways.

     2.4. No Conflict. The execution and delivery by the Corporation of this Agreement and the Options and the consummation by the Corporation of the transactions contemplated hereby and thereby and the compliance by the Corporation with the provisions hereof and thereof will not, subject to the expiration or termination of any required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of



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

1976, as amended, and the rules and regulations promulgated thereunder ("HSR")
(a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets,
(b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of its properties or assets under, any contract, agreement, indenture, mortgage, guaranty, lease, license or understanding, written or oral to which it is a party or (c) violate its certificate of incorporation or by-laws or other organizational documents.

     SECTION 3. Representations and Warranties of US Airways. As of the date hereof, US Airways represents and warrants to the Corporation as follows:

         (a) US Airways is acquiring (subject to potential cancellation in connection with the provision of the Alternative Mechanism under Section 4.2) the Options under this Agreement, and will acquire any Option Shares, for its own account and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (b) US Airways understands that (i) the Options have not been, and that the Option Shares will not be, registered under the Securities Act or any state securities laws, by reason of their issuance by the Corporation in a transaction exempt from the registration requirements thereof and (ii) in addition to any other limitations on transfer contained in the Options, the Options and the Option Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder.

         (c) US Airways further understands that any exemption from registration afforded by Rule 144 (the provisions of which are known to US Airways) promulgated under the Securities Act depends on the satisfaction of various conditions, in each case, which the Corporation is not obligated to cause the satisfaction of, and that, if applicable to the Option Shares, Rule 144 may afford the basis for sales only in limited amounts.

         (d) US Airways believes it has received all the information it considers necessary or appropriate for deciding to acquire (subject to potential cancellation in connection with the provision of the Alternative Mechanism under
Section 4.2) the Options. US Airways further represents that it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the



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Options and the business, properties, prospects and financial condition of the
Corporation.

         (e) US Airways has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

         (f) US Airways is duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all power and authority to enter into and perform this Agreement, the Options and the Escrow Agreement (collectively, the "Documents"). US Airways has taken all action required by law and necessary corporate action to authorize the execution, delivery and performance of this Agreement and each other Document and the consummation of the transactions contemplated hereby and thereby. Each Document has been duly and validly authorized, executed and delivered by US Airways, and constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with its terms.

         (g) The execution and delivery by US Airways of each of the Documents does not, and the consummation by US Airways of the transactions contemplated hereby and thereby and compliance by US Airways with the provisions hereof and thereof will not, subject to the expiration or termination of any required waiting period under HSR, (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to it, or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Encumbrance upon any of its properties or assets under, any contract, agreement, indenture, mortgage, guaranty, lease, license or understanding, written or oral to which it is a party or (c) violate its certificate of incorporation or by-laws or other organizational documents.

     SECTION 4. Covenants.

     4.1. No Market Manipulation. During the 60 day period immediately preceding the exercise of any Option, US Airways shall not, without the prior written consent of the Corporation, offer, purchase, sell, contract to purchase or sell or otherwise acquire or dispose of any securities of the Corporation that are substantially similar to the Option Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Option Shares or any such substantially similar securities.


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

     4.2. Alternative Mechanism . (a) (i) With respect to Option One, at any time after June 30, 1999 but prior to December 31, 1999, US Airways may exercise its rights under this Section 4.2(a)(i) in lieu of, and thereby cancel, its corresponding rights under such Option, provided that US Airways has concluded, in its good faith reasonable judgment, that it is not then able to deliver the certificate in the form attached as Exhibit A to Option One. US Airways shall be deemed to have exercised its rights under this Section 4.2(a)(i) by delivering to the Corporation a notice of proposal ("Notice of Proposal"), together with supporting reasoning and calculations, setting forth a means (the "Alternative Mechanism") for the Corporation to provide value, which shall be determined taking into account present value principles, in an amount equal to the Cash-Out Amount under Section 2.02(c) of such Option (the "Option Value"). For purposes of computing the Option Value under this Section 4.2(a)(i), US Airways' delivery of the Notice of Proposal shall be treated as an Exercise Notice within the meaning of Section 2.02(a) of Option One, and the Option Value of the Alternative Mechanism that US Airways is entitled to receive shall equal the Cash-Out Amount that it would have received under Section 2.02(c) of such Option if US Airways had presented to the Corporation an Exercise Notice on the date of delivery of the Notice of Proposal and the Corporation had elected its Cash-Out Right under Section 2.02(c). For avoidance of doubt, (i) US Airways shall not be required to deliver a certificate in the form attached as Exhibit A of Option One in connection with the exercise of its rights under this Section 4.2 and
(ii) if Option One has terminated prior to the delivery of a Notice of Proposal, the Option Value shall be zero. The Alternative Mechanism proposed by US Airways shall specify the form in which Option Value is to be delivered by the Corporation, which may include, but shall not be limited to cash and/or price reductions under the Information Technology Services Agreement, to whom such value shall be delivered, including, without limitation, US Airways, its shareholders or the Escrow Agent (provided, that US Airways is not required under any Document to propose that such value be delivered to the Escrow Agent), and the timing of any such delivery. Within twenty-one days of receipt of the Notice of Proposal, the Corporation shall deliver to US Airways a notice either accepting US Airways' proposal or setting forth the Corporation's counter-proposal for an Alternative Mechanism and supporting reasoning and calculations (the "Counter Proposal"). If, within twenty-one days after delivery of the Corporation's Counter Proposal, the parties are unable, in good faith, to agree on an Alternative Mechanism having a value equal to the Option Value, the dispute shall be resolved in accordance with the Dispute Resolution Appendix set forth as Exhibit D hereto (the "Dispute Resolution Exhibit"). In no event, however, shall the resolution of such dispute result in (i) US Airways failing to be entitled to an amount of value reasonably believed to equal the Option Value (taking into account present value principles) or (ii) the Corporation being


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

required, without its consent, to issue stock of the Corporation or to cause the issuance of stock of any affiliate thereof.

         (ii) With respect to Option Two, at any time after July 1, 2000 but prior to January 1, 2001, if at such time US Airways has not concluded, in its good faith reasonable judgment, that if such Option were then exercisable, US Airways would be able to deliver the certificate in the form attached as Exhibit A to Option Two, US Airways may exercise its rights under the Section 4.2(a)(ii) in lieu of, and thereby cancel its corresponding rights under such Option. US Airways shall be deemed to have exercised its rights under this Section 4.2(a)(ii) by delivering to the Corporation a Notice of Proposal, together with supporting reasoning and calculations, setting forth an Alternative Mechanism for the Corporation to provide value, which shall be determined taking into account present value principles, in an amount equal to the value of such Option ("Option Two Value") as of the date of delivery of such Notice of Proposal. For avoidance of doubt, (i) US Airways shall not be required to deliver a certificate in the form attached as Exhibit A of Option Two in connection with the exercise of its rights under this Section 4.2 and (ii) if Option Two has terminated prior to the delivery of a Notice of Proposal, the Option Two Value shall be zero. The Alternative Mechanism proposed by US Airways shall specify the form in which Option Two Value is to be delivered by the Corporation, and the timing of any such delivery. Within twenty-one days of receipt of the Notice of Proposal, the Corporation shall deliver to US Airways a notice either accepting US Airways' proposal or setting forth the Corporation's Counter Proposal. If, within twenty-one days after delivery of the Corporation's Counter Proposal, the parties are unable, in good faith, to agree on an Alternative Mechanism having a value equal to the Option Two Value, the dispute shall be resolved in accordance with the Dispute Resolution Exhibit. In no event, however, shall the resolution of such dispute result in (i) US Airways failing to be entitled to an amount of value reasonably believed to equal to the Option Two Value (taking into account present value principles) or (ii) the Corporation being required, without its consent, to issue stock of the Corporation or to cause the issuance of stock of any affiliate thereof.

     (b) If (x) US Airways fails to exercise, prior to the expiration or termination thereof, Option One or its rights with respect to such Option under
Section 4.2(a)(i) and (y) US Airways has not concluded in its good faith reasonable judgment by December 31, 1999 that it is able to deliver the certificate in the form attached as Exhibit A to Option One, then US Airways shall automatically become entitled on the expiration or termination of Option One under this Section 4.2(b) to an Alternative Mechanism with an Option Value (determined taking into account present value principles) equal to the Cash-Out Amount under Section 2.02(c) of Option One, determined as if US Airways had



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

delivered a Notice of Proposal under Section 4.2(a)(i) on the Expiration Date (as defined in such Option) or termination date, as applicable, (in either case, the "Expired Option Value") of such Option. For the avoidance of doubt, if the termination date occurs prior to the time Option One is exercisable by its terms, the Expired Option Value shall be zero. US Airways shall have the right to propose, within twenty-one days after the Expiration Date or termination date, as applicable, the Alternative Mechanism (specifying, as provided in Section 4.2(a)(i), the form in which the Expired Option Value is to be delivered by the Corporation, to whom such value shall be delivered, and the timing of any delivery) for the Expired Option Value. Within twenty-one days of receipt of US Airways' proposal, or, if none shall have been delivered, within forty-two days of the Expiration Date or termination date, as applicable, the Corporation shall deliver to US Airways a notice either accepting US Airways proposal (if applicable) or setting forth a Counter Proposal. If, within twenty-one days after delivery of the Corporation's Counter Proposal, the parties are unable, in good faith, to agree on an Alternative Mechanism having a value equal to the Expired Option Value, the dispute shall be resolved in accordance with the Dispute Resolution Exhibit. In no event, however, shall the resolution result in
(i) US Airways failing to be entitled to an amount of value reasonably believed to equal the Expired Option Value (taking into account present value principles) or (ii) the Corporation being required, without its consent, to issue stock of the Corporation or to cause the issuance of stock of any affiliate thereof.

          (c) The Corporation shall deliver the Alternative Mechanism, as promptly as practicable after its final determination pursuant to Section 4.2(a)(i), Section 4.2(a)(ii) or Section 4.2(b), as applicable, or at such other time as is contemplated by the Alternative Mechanism.

     4.3. Termination of Services Agreements. If, prior to the fifteenth annual anniversary of the effective date thereof, US Airways terminates the Information Technology Services Agreement pursuant to Sections 23.3, 23.4, 23.5 or 23.6 thereof, TSG terminates the Information Technology Services Agreement pursuant to Section 23.1(B) thereof or TSG terminates the Interim Operation and Migration Agreement pursuant to Section 22.1(B) thereof, US Airways shall pay to the Corporation on the later of the effective date of such termination or the date on which the Corporation delivers an alternative mechanism pursuant to Section 4.2(b), if applicable, in immediately available funds by wire transfer to a bank account designated in writing by the Corporation an amount equal to (i) the sum of (a) the remainder of the Closing Price (as defined in any exercised Option) minus the Exercise Price (as defined in any exercised Option) as of the date of exercise of such Option, multiplied by the number of Option Shares issued thereunder, (b) any cash amount paid by the Corporation pursuant to its right to cash-out



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any exercised Option, (c) the Option Value and Option Two Value in respect of which an Alternative Mechanism has been delivered by the Corporation pursuant to
Section 4.2(a)(i) or Section 4.2(a)(ii), plus (d) the Expired Option Value in respect of which an Alternative Mechanism has been delivered by the Corporation pursuant to Section 4.2(b) multiplied by (ii) a fraction, the numerator of which is the remainder of 180 minus the number of calendar months elapsed since the effective date of the Information Technology Services Agreement and prior to the effective date of the termination of such agreement and the denominator of which is 180.

     4.4. Delivery to Escrow Agent. (a) Upon exercise of Option One, US Airways shall direct the Corporation to deliver the Option Shares issuable, or other proceeds (including, without limitation, cash) payable, upon such exercise to the Escrow Agent.

          (b) US Airways shall not deliver to the Escrow Agent the certificate contemplated by Section 3(a) of the Escrow Agreement prior to the earliest of the expiration, termination or exercise of Option One.

     4.5. Reporting. The parties intend and agree that upon exercise of any Option issued hereunder, or upon receipt of the Alternative Mechanism pursuant to Section 4.2, US Airways shall report as income an amount equal to the Cash-Out Amount under Section 2.02(c) of such Option (or, in the case of receipt of the Alternative Mechanism pursuant to Section 4.2(a)(ii), such other appropriate amount), and the Corporation shall deduct or capitalize, as appropriate, an amount equal to the Cash-Out Amount under Section 2.02(c) of such Option (or, in the case of receipt of the Alternative Mechanism pursuant to Section 4.2(a)(ii), such other appropriate amount).

     SECTION 5. Transfer Taxes. US Airways agrees to bear any transfer, documentary, stamp or other similar taxes which may be determined to be payable in connection with the execution and delivery and performance of this Agreement.

     SECTION 6. Further Assurances. At any time or from time to time after the date hereof, the Corporation, on the one hand, and US Airways, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby relating to the Issuance and to otherwise carry out the intent of the parties hereunder.

     SECTION 7. Successors and Assigns. This Agreement shall bind and inure to the benefit of the Corporation and US Airways and their respective successors and



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assigns; except that this Agreement may not be assigned by the Corporation
(other than to an entity to whom TSG has assigned all of its rights and delegated all of its duties consistent with, and under, the Information Technology Services Agreement) without the prior written consent of US Airways, which consent may be withheld in its sole discretion, or by US Airways (other than (i) to wholly-owned subsidiaries or entities of which US Airways is a wholly-owned subsidiary or (ii) to an entity to whom US Airways has assigned all of its rights and delegated all of its duties consistent with, and under, the Information Technology Services Agreement, provided, that for purposes of this clause (ii), such entity is not, at the time of such assignment, a member of the Corporation's "affiliated group," a "person" "related" to the Corporation or to any member of the Corporation's "affiliated group" or "acting in concert with" any of the foregoing "persons", as such terms are used in Treasury Reg. 1.1504-4(c)(4)(ii)) without the prior written consent of the Corporation, which consent may be withheld in its sole discretion.

     SECTION 8. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto, excluding the Agreement of Purchase and Sale and any agreements attached as exhibits thereto.

     SECTION 9. Notices. Any notice, request, response, demand, claim or other communication required or permitted hereunder by any party hereto to any other party shall be in writing and transmitted, delivered or sent by (a) personal delivery, (b) courier or messenger service, whether overnight or same day (c) certified United States mail postage prepaid, return receipt requested, or (d) prepaid telecopy or facsimile, if to US Airways to:

         US Airways, Inc.
         2345 Crystal Drive
         Arlington, Virginia 22227
         Telecopier:  (703) 872-5252
         Attention:  General Counsel

         with a copy to:

         Skadden, Arps, Slate, Meagher & Flom LLP
         919 Third Avenue
         New York, New York 10022



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         Telecopier:  (212) 735-2000
         Attention:  Thomas H. Kennedy, Esq.

         if to the Corporation to:

         The SABRE Group Holdings, Inc.
         4255 Amon Carter Boulevard
         Mail Drop 4319
         Fort Worth, Texas  76155
         Telecopier:  (817) 967-4044
         Attention:  Chief Financial Officer

         with a copy to:

         The SABRE Group Holdings, Inc.
         4255 Amon Carter Boulevard
         Mail Drop 4204
         Fort Worth, Texas 76155
         Telecopier:  (817) 967-1215
         Attention:  General Counsel

         and a copy to:

         Fried, Frank, Harris, Shriver & Jacobson
         One New York Plaza
         New York, New York  10004
         Telecopier:  (212) 859-4000
         Attention:  Charles M. Nathan, Esq.

or at such other address for a party as shall be specified by like notice. Each communication transmitted, delivered, or sent (a) in person, by courier or messenger service, or by certified United States mail (postage prepaid and return receipt requested) shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal); or (b) by telecopy or facsimile transmission or by electronic mail shall be deemed given, received, and effective on the date of actual receipt (with the confirmation of transmission or the electronic receipt being deemed conclusive evidence of such receipt, except where the intended recipient has promptly notified the other party that the transmission is illegible).

Nevertheless, if the date of delivery or transmission is not a business day, or if the delivery or transmission is after 5:00 p.m., local time in Fort Worth, Texas, on a business day, the communication shall be deemed given, received, and effective on the next business day.

     SECTION 10. Dispute Resolution.

     10.1. Disputes in General. Except as otherwise stated in this Agreement, the parties shall resolve any dispute, disagreement, claim, or controversy arising in connection with or relating to this Agreement, or the validity, interpretation, performance or breach of this Agreement ("Dispute") in accordance with the procedure or process by which a Dispute must be resolved (except as otherwise stated or modified in this Agreement) as described in the Dispute Resolution Exhibit. Nevertheless, if any Person (as defined in the Agreement of Purchase and Sale) other than the parties and their affiliates:

           A. Has initiated a lawsuit or other judicial, administrative, or arbitration proceedings against or involving either or both of the parties in which a Dispute will be resolved, or

           B. Is a necessary participant in any judicial, administrative, or arbitration proceedings to resolve a Dispute and cannot be joined by either or both of the parties in an arbitration of that Dispute under Section B.3 of the Dispute Resolution Exhibit, so that (in either case) the Dispute Resolution Procedure is or will be ineffective, then the parties need not use or follow the Dispute Resolution Procedure to resolve that Dispute, although the submission to jurisdiction in Section B.5 of the Dispute Resolution Exhibit shall apply if necessary.

     10.2. Information for Resolution. The parties shall freely share, and may disclose to any mediator or arbitrator as part of any Dispute resolution proceeding, any and all reasonably requested relevant information needed to facilitate the resolution of any Dispute and any and all information likely to lead to such relevant information.


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

     10.3. Continuity During Dispute. In the event of a Dispute, the parties shall continue to perform their respective obligations pursuant to this Agreement.

     10.4. Parties' Agreement. Nothing in this Section 10 or the Dispute Resolution Procedure prevents the parties from resolving any Dispute by mutual agreement at any time.

     SECTION 11. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, only pursuant to the written consent of the parties hereto.

     SECTION 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

     SECTION 13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

     SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Option Issuance Agreement as of the date first above written.

                             THE SABRE GROUP HOLDINGS, INC.

                             By: /s/ Patrick Kelly
                                 -----------------
                                 Name: Patrick Kelly
                                 Title: Senior Vice President and Chief
                                        Financial Officer

                             US AIRWAYS, INC.

                             By: /s/ Rakesh Gangwal
                                 ------------------
                                 Name: Rakesh Gangwal
                                 Title: President and Chief Operating Officer

NEITHER THE OPTIONS REPRESENTED THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT. NEITHER SUCH OPTIONS NOR SUCH SHARES MAY BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS.

                               OPTION TO PURCHASE
                   3,000,000 SHARES OF CLASS A COMMON STOCK,
                           PAR VALUE $.01 PER SHARE,
                                       OF
                         THE SABRE GROUP HOLDINGS, INC.

NO. SOUS-1

       This certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways, Inc., a Delaware corporation (the "Optionee") is entitled to purchase at the Exercise Price from The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), subject to the terms and conditions hereof, at any time after 9:00 A.M., Fort Worth, Texas time, on the Initial Exercise Date and before 5:00 P.M., local time in Fort Worth, Texas on the Expiration Date, the number of fully paid and non-assessable shares of Common Stock stated above.

                                   ARTICLE I

         Section 1.01: Definition of Terms. As used in this Option, the following capitalized terms shall have the following respective meanings:

         (a) Agreement of Purchase and Sale: The Agreement of Purchase and Sale, dated as of December 15, 1997, by and among US Airways Group, Inc., a Delaware corporation, the Optionee, the Corporation and TSG.

         (b) Business Day: A day other than a Saturday, Sunday, national holiday in the United States, or other day in which banks in the State of Texas are authorized by law to remain closed.

         (c) Cap: $90.00 per Option Share, as such number may be adjusted from time to time pursuant to Article III hereof.

         (d) Closing Price: The average of the highest and lowest trading prices on the NYSE for the Notice Date, per share of Common Stock as reported on the Composite

Transactions Tape (or, if not listed on the NYSE, as reported on any other national securities exchange or automated quotation system on which the Common Stock is listed or quoted, as reported in the Wall Street Journal (Northeast edition), or, if not reported thereby, any other authoritative source) or, if not listed on the NYSE or reported on any other national securities exchange or automated quotation system, the fair market value of a share of Common Stock as determined by agreement of the Optionee and the Corporation or, in the absence of such an agreement, by an independent investment banking firm selected by agreement of an independent investment banking firm selected by the Optionee and an independent investment banking firm selected by the Corporation, which agreed upon investment banking firm shall be engaged by the Corporation ( the cost of which engagement will be divided equally between the Corporation and the Optionee).

         (e) Common Stock: Class A Common Stock, par value $.01 per share, of the Corporation.

         (f) Composite Transactions Tape: A security price reporting service that includes all transactions in a security on each of the exchanges and in the over-the-counter market.

         (g) Exercise Price: $27.00 per Option Share, as such price may be adjusted from time to time pursuant to Article III hereof.

         (h)     Expiration Date:  December 31, 1999.

         (i) HSR: The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         (j) Information Technology Services Agreement: The Information Technology Services Agreement, dated as of December 15, 1997, by and between the Optionee, the Corporation and TSG.

         (k)     Initial Exercise Date:  June 30, 1999.

         (l) Interim Operation and Migration Agreement: The Interim Operation and Migration Agreement, dated as of December 15, 1997, by and between the Optionee, the Corporation and TSG.

         (m) Issue Date: The date of execution of this Option as set forth on page 14 hereof.

         (n) Merger: A consolidation or merger of the Corporation with or into any other corporation or corporations (other than a consolidation or merger in which the Corporation is the continuing Corporation).

         (o)     NYSE:  New York Stock Exchange.

         (p) Option Issuance Agreement: The Option Issuance Agreement, dated as of January 1, 1998, by and among the Optionee and the Corporation.

         (q) Option Shares: Shares of Common Stock and/or securities purchased or purchasable upon exercise of this Option.

         (r) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government of any department or agency thereof.

         (s) TSG: The SABRE Group, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation.

                                   ARTICLE II

                        DURATION AND EXERCISE OF OPTION

         Section 2.01: Duration of Option. The Optionee may exercise this Option at any time and from time to time after 9:00 A.M., Fort Worth, Texas time, on the Initial Exercise Date, and before 5:00 P.M., local time in Fort Worth, Texas time, on the Expiration Date. If (i) this Option is not exercised prior to 5:00 P.M., local time in Fort Worth, Texas on the Expiration Date,
(ii) the Optionee shall terminate the Information Technology Services Agreement pursuant to Sections 23.3, 23.4, 23.5 or 23.6 thereof, (iii) TSG shall terminate the Information Technology Services Agreement pursuant to Section 23.1(B) thereto or TSG shall terminate the Interim Operation and Migration Agreement pursuant to Section 22.1(B) thereto, or (iv) the Optionee shall deliver a notice pursuant to Section 4.2(a)(i) of the Option Issuance Agreement, then this Option shall become void, and all rights hereunder shall immediately thereupon cease.

         Section 2.02:  Exercise of Option.

         (a) The Optionee may exercise this Option, in whole and not in part, by presenting, or causing to be presented, to the Corporation after 9:00 A.M., Fort Worth, Texas time, on the Initial Exercise Date and prior to 5:00 P.M., Fort Worth, Texas time on the Expiration Date, (i) a written notice (an "Exercise Notice"; the date of which being herein referred to as the "Notice Date") containing the Optionee's irrevocable election to exercise this Option, and a date not earlier than fifteen Business Days nor later than twenty Business Days from the Notice Date for the closing (the "Option Closing") of such purchase (an "Option Closing Date") and (ii) a certificate of a duly authorized officer of the Optionee in the form of Exhibit A hereto. Upon presentation of such written notice and certificate, this Option shall be deemed exercised for all purposes hereunder. Any Option Closing will be at an agreed location and time on the applicable Option Closing Date or at such later date as may be necessary so as to comply with HSR and obtain or make any consents, approvals, orders, notifications or authorizations, required in connection with the requested issuance of Option Shares (the "Regulatory Approvals").

         (b) Notwithstanding anything to the contrary contained herein, any exercise of this Option and purchase of Option Shares shall be subject to compliance with applicable laws and regulations, which may prohibit the purchase of all the Option Shares specified in the Exercise Notice without first obtaining or making certain Regulatory Approvals. In such event, if this Option is otherwise exercisable and the Optionee wishes to exercise this Option, this Option may be exercised in accordance with Section 2.02(a) and the Optionee shall acquire the maximum number of Option Shares specified in the Exercise Notice that the Optionee is then permitted to acquire under the applicable laws and regulations, and if the Optionee thereafter (but prior to the Expiration Date) obtains the Regulatory Approvals to acquire the remaining balance of the Option Shares specified in the Exercise Notice, then the Optionee shall be entitled to acquire such remaining balance. The Corporation agrees to assist the Optionee in seeking the Regulatory Approvals. The Corporation may require the Optionee to pay a sum sufficient to cover any reasonable out-of-pocket expenses incurred in connection with any assistance.

         (c) Notwithstanding anything to the contrary contained herein, if at any time prior to the tenth Business Day after its receipt of the Exercise Notice, the Corporation presents to the Optionee a notice exercising its right (the "Cash-Out Right") pursuant to this Section 2.02(c), then the Corporation shall pay to the Optionee or its designee, on the Option Closing Date, in exchange for the cancellation of the Option, an amount (the "Cash-Out Amount") in cash equal to the lesser of (A) the number of Option Shares which would otherwise be purchased on the Option Closing Date (calculated without giving effect to any reduction in such number pursuant to Section 3.01(g) but giving effect to any other adjustment pursuant to Article III or Section 2.02(b)) multiplied by the difference between (i) the Closing Price and (ii) the Exercise Price, as adjusted pursuant to Article III and (B) the number of Option Shares which would otherwise be purchased on the Option Closing Date (calculated without giving effect to any reduction in such number pursuant to Section 3.01(g) but giving effect to any other adjustment pursuant to Article III or Section 2.02(b)) multiplied by the difference between (i) the Cap, as adjusted pursuant to Article III, and (ii) the Exercise Price, as adjusted pursuant to Article III.

         (d) At any Option Closing, either (A) the Optionee shall pay, or shall cause to be paid, to the Corporation in immediately available funds by wire transfer to a bank account designated in writing by the Corporation at least two Business Days prior to such Option Closing an amount equal to the product of (i) the product of the Exercise Price, as adjusted pursuant to
Article III, multiplied by the number of Option Shares issuable hereunder (calculated without giving effect to any adjustment pursuant to Article III (other than pursuant to Section 3.01(d)) or Section 2.02(b) but giving effect to any adjustment pursuant to Section 3.01(d)), multiplied by (ii) a fraction, the numerator of which is the number of Option Shares to be purchased at such Option Closing (calculated giving effect to any adjustments pursuant to Article III or Section 2.02(b)) and the denominator of which is the number of Option Shares issuable hereunder (calculated giving effect to any adjustment pursuant to Article III but not giving effect to Section 2.02(b)) or (B) if the Corporation shall have exercised its Cash-Out Right pursuant to Section 2.02
(c), the Corporation shall pay to the Optionee or its designee in immediately available funds by wire transfer to a bank account designated in writing by the Optionee at least two Business Days prior to such Option Closing, the Cash-Out Amount.

         (e) At any Option Closing, (i) simultaneously with the delivery by the Optionee or its designee of immediately available funds as provided in
Section 2.02(d) and the surrender of this Option, the Corporation will deliver to the Optionee or its designee a certificate or certificates representing the Option Shares to be purchased at such Option Closing, or (ii) if the Corporation shall have exercised its Cash-Out Right pursuant to Section 2.02
(c), simultaneous with the delivery by the Corporation of immediately available funds as provided in Section 2.02(d), the Optionee shall surrender, or shall cause the surrender of, this Option.

         (f) The Optionee shall pay, or shall cause to be paid, any and all stock transfer and similar taxes which may be payable in respect of the issue of any Option Shares or payment of cash to the Optionee.

         Section 2.03: Reservation of Shares. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option such number of shares of Common Stock from time to time issuable upon exercise of this Option. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         Section 2.04: Fractional Shares. The Corporation shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Option, and in any case where the Optionee would, except for the provisions of this Section 2.04, be entitled under the terms of this Option to receive a fraction of a share upon the exercise of this Option, the Corporation shall, upon the exercise of this Option and receipt of the Exercise Price, issue the largest number of whole shares purchasable upon exercise of this Option. The Corporation shall, in lieu of issuing any fractional share, pay the Optionee a sum in cash equal to the product of the Closing Price and such fractional interest.

         Section 2.05: Registration Rights. The Corporation shall, if requested by the Optionee at any time and from time to time within one year after the exercise of this Option, as expeditiously as possible prepare and file up to two registration statements under the Securities Act of 1933, as amended (the "Securities Act") if such registration is necessary in order to permit the sale or other disposition of any or all Option Shares in accordance with the intended method of sale or other disposition stated by the Optionee, including, if the conditions thereto are satisfied, a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and the Corporation shall use reasonable efforts to qualify such shares under any applicable state securities laws. The Corporation shall use reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor, and to keep such registration statement effective for such period not in excess of 180 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. The obligations of the Corporation hereunder to file a registration statement and to maintain its effectiveness may be suspended for up to 60 calendar days in the aggregate if the Board of Directors of the Corporation shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require premature disclosure of material nonpublic information that would materially and adversely affect the Corporation or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Corporation or any other material transaction involving the Corporation. Any registration statement prepared and filed under this Section 2.05, and any sale covered thereby, shall be at the Optionee's expense provided, that the Corporation shall bear the costs of its own legal counsel. The Optionee shall provide all information reasonably requested by the Corporation for inclusion in any registration statement to be filed hereunder. In connection with any registration pursuant to this Section 2.05, the Corporation and the Optionee shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration.

         Section 2.06: Listing. If, at any time, Common Stock or any other securities to be acquired upon exercise of this Option are then listed on the NYSE (or any other national securities exchange or automated quotation system), the Corporation shall promptly file an application to list the shares of Common Stock or other securities to be acquired upon exercise of this Option on the NYSE (and any such other national securities exchange or automated quotation system) and shall use reasonable efforts to obtain approval of such listing as promptly as practicable.

                                  ARTICLE III

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                       PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Option Shares shall be subject to adjustment from time to time as provided in this Article III.

         Section 3.01: Mechanical Adjustments.

         (a) In case the Corporation shall at any time or from time to time after the date hereof (i) pay any dividend, or make any distribution, on the outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, (iv) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation or
(v) experience any other change in its corporate or capital structure (including, without limitation, the declaration or payment of a dividend (other than an ordinary periodic dividend) of cash or other property) (each of the events described in the foregoing clauses (i) through (v) referred to as an "Adjustment Event"), then and in each such case, the Exercise Price in effect immediately prior to such Adjustment Event or the record date therefor, whichever is earlier, shall be adjusted so that the Optionee shall be entitled to receive the number and type of shares of Common Stock or other capital stock or other assets or property (including, without limitation, cash) which such Optionee would have owned or have been entitled to receive after the happening of any of the Adjustment Events described above, had such Option been converted into Common Stock immediately prior to the happening of such Adjustment Event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 3.01(a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification, combination or other change in corporate or capital structure, at the close of business on the day upon which such corporate action becomes effective.

         (b) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (c) In the case of a Merger or a reorganization of the Corporation or a reclassification of the capital stock of the Corporation (except a transaction for which provision for adjustment is otherwise made in this
Section 3.01), the Option shall thereafter be exercisable into the number of shares of stock or other securities or property (including, without limitation, cash) to which a holder of the number of shares of Common Stock of the Corporation deliverable upon exercise of such Option would have been entitled upon such Merger, reorganization or reclassification; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Option, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the applicable conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Option. The Corporation shall not effect any such Merger unless prior to or simultaneously with the consummation thereof the successor Corporation shall assume by written instrument the obligation to deliver to the Optionee such shares of stock, securities or assets as, in accordance with the foregoing provisions, each such holder is entitled to receive.

         (d) Whenever the Exercise Price payable upon exercise of this Option is adjusted pursuant to Section 3.01(a), the number of Option Shares issuable hereunder shall simultaneously be adjusted by multiplying the number of Option Shares initially issuable upon exercise of this Option (as set forth on the front page of this Option) by the Exercise Price on the Issue Date and dividing the product so obtained by the Exercise Price, as adjusted.

         (e) Whenever the Exercise Price payable upon exercise of this Option is adjusted pursuant to Section 3.01(a), the Cap shall simultaneously be adjusted by multiplying the Cap immediately prior to such adjustment by the Exercise Price, as adjusted pursuant to Section 3.01(a), and dividing the product so obtained by the Exercise Price immediately prior to such adjustment.

         (f) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), the Optionee thereafter shall become entitled to receive any shares of capital stock of the Corporation other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3.01(a).

         (g) In the event that the Closing Price exceeds the Cap, the Option Shares issuable upon exercise of this Option shall be reduced by the quotient of (i) the product of (a) the excess of (y) the Closing Price, over
(z) the Cap, multiplied by (b) the number of Option Shares prior to such adjustment, divided by (ii) the Closing Price.

         Section 3.02: Notices of Adjustment. Whenever the number of Option Shares or the Exercise Price is adjusted as herein provided, the Corporation shall prepare and deliver forthwith to the Optionee a certificate signed by a President or a Vice President, or by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, setting forth the adjusted number of shares purchasable upon the exercise of this Option and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         Section 3.03: Form of Option After Adjustments. The form of this Option need not be changed because of any adjustments in the Exercise Price or the number or kind of the Option Shares, and Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Option, as initially issued.

                                   ARTICLE IV

                OTHER PROVISIONS RELATING TO RIGHTS OF OPTIONEE

         Section 4.01: No Rights as Shareholders; Notice to Optionees. Nothing contained in this Option shall be construed as conferring upon the Optionee any ownership or rights whatsoever as a shareholder of the Corporation, including, without limitation, the right to vote, consent or receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Corporation or of any other matter or the right to receive dividends or receive proceeds upon the liquidation, dissolution or winding up of the Corporation.

         Section 4.02: Lost, Stolen, Mutilated or Destroyed Options. If this Option is lost, stolen, mutilated or destroyed, the Corporation may, on such reasonable terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Option, include the surrender thereof), issue a new Option of like denomination and tenor as, and in substitution for, this Option.

                                   ARTICLE V

                              TRANSFER OF OPTIONS

         Section 5.01: Transfer. Except as otherwise provided in Section 6.01, neither this Option nor any rights hereunder may be sold, transferred, assigned or otherwise disposed of, in whole or in part, to any person without the prior written consent of the Corporation, which consent may be withheld in its sole discretion. Any such sale, transfer or other disposition of this Option or any rights hereunder shall be made in accordance with and subject to the provisions of the Securities Act, and the rules and regulations promulgated thereunder.

         Section 5.02: Restrictive Legend. Each Option Share issued upon exercise of this Option shall bear a legend containing the following words:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS."



The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in a public offering,
(ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Corporation an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Corporation to the effect that such legend is no longer necessary in order to protect the Corporation against a violation by it of the Securities Act or any applicable state securities or "blue sky" laws upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Corporation, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

                                   ARTICLE VI

                                 OTHER MATTERS

         Section 6.01: Successors and Assigns. Except as otherwise contemplated by Section 2.01, the terms and provisions of this Option shall bind and inure to the benefit of the Optionee and its permitted successors and permitted assigns; except that this Option may not be assigned by the Optionee (other than (i) to wholly-owned subsidiaries or entities of which the Optionee is a wholly-owned subsidiary or (ii) to an entity to whom the Optionee has assigned all of its rights and delegated all of its duties consistent with, and under, the Information Technology Services Agreement, provided, that for purposes of this clause (ii), such entity is not, at the time of such assignment, a member of the Corporation's "affiliated group", a "person" "related" to the Corporation or to any member of the Corporation's "affiliated group" or "acting in concert with" any of the foregoing "persons", as such terms are used in Treasury Reg. 1.1504-4(c)(4)(ii)) without the prior written consent of the Corporation, which consent may be withheld in its sole discretion.

         Section 6.02: Entire Agreement. This Option, together with the Agreement of Purchase and Sale and any agreements attached as exhibits thereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         Section 6.03: Amendments and Waivers. The terms and provisions of this Option, including the provisions of this sentence, may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Corporation and the Optionee.

         Section 6.04: Counterparts. This Option may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 6.05: Governing Law. This Option shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

         Section 6.06: Notice. Any notice, request, response, demand, claim or other communication required or permitted hereunder by any party hereto to any other party shall be in writing and transmitted, delivered or sent by (a) personal delivery, (b) courier or messenger service, whether overnight or same day (c) certified United States mail postage prepaid, return receipt requested, or (d) prepaid telecopy or facsimile (except, that no Exercise Notice may be provided by telecopy or facsimile), if to Optionee to:

                 US Airways, Inc.
                 2345 Crystal Drive
                 Arlington, Virginia 22227
                 Telecopier: (703) 872-5252
                 Attention:  General Counsel

                 with a copy to:

                 Skadden, Arps, Slate, Meagher & Flom LLP.
                 919 Third Avenue
                 New York, New York 10022
                 Telecopier:  (212) 735-2000
                 Attention:  Thomas H. Kennedy, Esq.

                 if to the Corporation to:

                 The SABRE Group Holdings, Inc.
                 4255 Amon Carter Boulevard
                 Mail Drop 4319
                 Fort Worth, Texas  76155
                 Telecopier:  (817) 967-4044
                 Attention:  Chief Financial Officer

                 with a copy to:

                 The SABRE Group Holdings Inc.
                 4255 Amon Carter Boulevard
                 Mail Drop 4204
                 Fort Worth, Texas 76155
                 Telecopier:  (817) 967-1215
                 Attention:  General Counsel
                 and a copy to:

                 Fried, Frank, Harris, Shriver & Jacobson
                 One New York Plaza
                 New York, New York  10004
                 Telecopier:  (212) 859-4000
                 Attention:  Charles M. Nathan, Esq.

or at such other address for a party as shall be specified by like notice.
Each communication transmitted, delivered, or sent (a) in person, by courier or messenger service, or by certified United States mail (postage prepaid and return receipt requested) shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal); or (b) by telecopy or facsimile transmission or by electronic mail shall be deemed given, received, and effective on the date of actual receipt (with the confirmation of transmission or the electronic receipt being deemed conclusive evidence of such receipt, except where the intended recipient has promptly notified the other party that the transmission is illegible).

Nevertheless, if the date of delivery or transmission is not a Business Day, or if the delivery or transmission is after 5:00 p.m., local time in Fort Worth, Texas, on a Business Day, the communication shall be deemed given, received, and effective on the next Business Day.

         Section 6.07:  Dispute Resolution.

         (a) Except as otherwise stated in this Option, the parties shall resolve any dispute, disagreement, claim, or controversy arising in connection with or relating to this Option, or the validity, interpretation, performance or breach of this Option ("Dispute") in accordance with the procedure or process by which a Dispute must be resolved (except as otherwise stated or modified in this Option) as described in the Dispute Resolution Appendix (as defined in the Option Issuance Agreement). Nevertheless, if any Person (as defined in the Agreement of Purchase and Sale) other than the parties and their affiliates:

                 (i) Has initiated a lawsuit or other judicial, administrative, or arbitration proceedings against or involving either or both of the parties in which a Dispute will be resolved, or

                 (ii) Is a necessary participant in any judicial, administrative, or arbitration proceedings to resolve a Dispute and cannot be joined by either or both of the parties in an arbitration of that Dispute under Section B.3 of the Dispute Resolution Appendix, so that (in either case) the Dispute Resolution Procedure is or will be ineffective, then the parties need not use or follow the Dispute Resolution Procedure to resolve that Dispute, although the submission to jurisdiction in Section B.5 of the Dispute Resolution Exhibit shall apply if necessary.

         (b) The parties shall freely share, and may disclose to any mediator or arbitrator as part of any Dispute resolution proceeding, any and all reasonably requested relevant information needed to facilitate the resolution of any Dispute and any and all information likely to lead to such relevant information.

         (c) In the event of a Dispute, the parties shall continue to perform their respective obligations pursuant to this Agreement.

         (d) Nothing in this Section 6.07 or the Dispute Resolution Procedure prevents the parties from resolving any Dispute by mutual agreement at any time.

         Section 6.08: Severability. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid, but if any provision of this Option is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Option.

         IN WITNESS WHEREOF, this Option has been duly, executed by the Corporation under its corporate seal as of the 2nd day of January, 1998.

                                 THE SABRE GROUP HOLDINGS, INC.

                                 By: /s/ Patrick Kelly
                                     -----------------
                                     Name: Patrick Kelly
                                     Title: Senior Vice President and Chief
                                            Financial Officer

Attest: /s/ James F. Brashear
        ---------------------
        Assistant Secretary

                                                                       Exhibit A

                             Officer's Certificate

                                     [Date]

          The undersigned certifies that he is the duly elected, qualified and acting ________________ of US Airways, Inc., a Delaware corporation (the "Optionee") and as such, he is familiar with matters certified herein and is authorized to execute this Certificate on behalf of the Optionee and, with reference to Section 2.02(a) of that Option, No. _________, to purchase 3,000,000 shares of Class A Common Stock, par value $.01 per share, of The SABRE Group Holdings, Inc. (capitalized terms used herein and not otherwise defined herein have the respective meanings specified in such option) and that Exercise Notice attached as Exhibit 1 hereto, he further certifies as follows:

          1. Neither the exercise of the Option requested pursuant to the Exercise Notice nor the receipt by the Optionee or its designee of Option Shares upon such exercise does, as of the date hereof, or will, as of the Option Closing Date, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance of any kind or character upon any of Optionee's properties or assets under, any contract, agreement, indenture, mortgage, guaranty, lease, license or understanding, written or oral to which it is a party.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

          I, ________________, Secretary of US Airways, Inc., do hereby certify that _____________ is duly elected and qualified as ______________ of US Airways, Inc. as of the date hereof, and that the signature set forth above is such officer's signature.

                                      By:
                                         -------------------------------------
                                         Name:

NEITHER THE OPTIONS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT. NEITHER SUCH OPTIONS NOR SUCH SHARES MAY BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS.

                               OPTION TO PURCHASE
                   3,000,000 SHARES OF CLASS A COMMON STOCK,
                           PAR VALUE $.01 PER SHARE,
                                       OF
                         THE SABRE GROUP HOLDINGS, INC.
NO. SOUS-2

       This certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways, Inc., a Delaware corporation (the "Optionee") is entitled to purchase at the Exercise Price from The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), subject to the terms and conditions hereof, at any time after 9:00 A.M., Fort Worth, Texas time, on the Initial Exercise Date and before 5:00 P.M., local time in Fort Worth, Texas on the Expiration Date, the number of fully paid and non-assessable shares of Common Stock stated above.

                                   ARTICLE I

         Section 1.01: Definition of Terms. As used in this Option, the following capitalized terms shall have the following respective meanings:

         (a) Agreement of Purchase and Sale: The Agreement of Purchase and Sale, dated as of December 15, 1997, by and among US Airways Group, Inc., a Delaware corporation, the Optionee, the Corporation and TSG.

         (b) Business Day: A day other than a Saturday, Sunday, national holiday in the United States, or other day in which banks in the State of Texas are authorized by law to remain closed.

         (c) Cap: $127.00 per Option Share, as such number may be adjusted from time to time pursuant to Article III hereof.

         (d) Closing Price: The average of the highest and lowest trading prices on the NYSE for the Notice Date, per share of Common Stock as reported on the Composite Transactions Tape (or, if not listed on the NYSE, as reported on any other national securities exchange or automated quotation system on which the Common Stock is listed or quoted, as reported in the Wall Street Journal (Northeast edition), or, if not reported thereby, any other authoritative source) or, if not listed on the NYSE or reported on any other national securities exchange or automated quotation system, the fair market value of a share of Common Stock as determined by agreement of the Optionee and the Corporation or, in the absence of such an agreement, by an independent investment banking firm selected by agreement of an independent investment banking firm selected by the Optionee and an independent investment banking firm selected by the Corporation, which agreed upon investment banking firm shall be engaged by the Corporation ( the cost of which engagement will be divided equally between the Corporation and the Optionee).

         (e) Common Stock: Class A Common Stock, par value $.01 per share, of the Corporation.

         (f) Composite Transactions Tape: A security price reporting service that includes all transactions in a security on each of the exchanges and in the over-the-counter market.

         (g) Exercise Price: $27.00 per Option Share, as such price may be adjusted from time to time pursuant to Article III hereof.

         (h)     Expiration Date:  January 2, 2013.

         (i) HSR: The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

         (j) Information Technology Services Agreement: The Information Technology Services Agreement, dated as of December 15, 1997, by and between the Optionee, the Corporation and TSG.

         (k)     Initial Exercise Date: January 2, 2003.

         (l) Interim Operation and Migration Agreement: The Interim Operation and Migration Agreement, dated as of December 15, 1997, by and between the Optionee, the Corporation and TSG.

         (m) Issue Date: The date of execution of this Option as set forth on page 14 hereof.

         (n) Merger: A consolidation or merger of the Corporation with or into any other corporation or corporations (other than a consolidation or merger in which the Corporation is the continuing Corporation).

         (o)     NYSE:  New York Stock Exchange.

         (p) Option Issuance Agreement: The Option Issuance Agreement, dated as of January 1, 1998, by and among the Optionee and the Corporation.

         (q) Option Shares: Shares of Common Stock and/or securities purchased or purchasable upon exercise of this Option.

         (r) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government of any department or agency thereof.

         (s) TSG: The SABRE Group, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation.

                                   ARTICLE II

                        DURATION AND EXERCISE OF OPTION

         Section 2.01: Duration of Option. The Optionee may exercise this Option at any time and from time to time after 9:00 A.M., Fort Worth, Texas time, on the Initial Exercise Date, and before 5:00 P.M., local time in Fort Worth, Texas time, on the Expiration Date. If (i) this Option is not exercised prior to 5:00 P.M., local time in Fort Worth, Texas on the Expiration Date,
(ii) the Optionee shall terminate the Information Technology Services Agreement pursuant to Sections 23.3, 23.4, 23.5 or 23.6 thereof, (iii) TSG shall terminate the Information Technology Services Agreement pursuant to Section 23.1(B) thereto or TSG shall terminate the Interim Operation and Migration Agreement pursuant to Section 22.1(B) thereto, or (iv) the Optionee shall deliver a notice pursuant to Section 4.2(a)(ii) of the Option Issuance Agreement, then this Option shall become void, and all rights hereunder shall immediately thereupon cease.

         Section 2.02:  Exercise of Option.

         (a) The Optionee may exercise this Option, in whole and not in part, by presenting, or causing to be presented, to the Corporation after 9:00 A.M., Fort Worth, Texas time, on the Initial Exercise Date and prior to 5:00 P.M., Fort Worth, Texas time on the Expiration Date, (i) a written notice (an "Exercise Notice"; the date of which being herein referred to as the "Notice Date") containing the Optionee's irrevocable election to exercise this Option, and a date not earlier than fifteen Business Days nor later than twenty Business Days from the Notice Date for the closing (the "Option Closing") of such purchase (an "Option Closing Date") and (ii) a certificate of a duly authorized officer of the Optionee in the form of Exhibit A hereto. Upon presentation of such written notice and certificate, this Option shall be deemed exercised for all purposes hereunder. Any Option Closing will be at an agreed location and time on the applicable Option Closing Date or at such later date as may be necessary so as to comply with HSR and obtain or make any consents, approvals, orders, notifications or authorizations, required in connection with the requested issuance of Option Shares (the "Regulatory Approvals").

         (b) Notwithstanding anything to the contrary contained herein, any exercise of this Option and purchase of Option Shares shall be subject to compliance with applicable laws and regulations, which may prohibit the purchase of all the Option Shares specified in the Exercise Notice without first obtaining or making certain Regulatory Approvals. In such event, if this Option is otherwise exercisable and the Optionee wishes to exercise this Option, this Option may be exercised in accordance with Section 2.02(a) and the Optionee shall acquire the maximum number of Option Shares specified in the Exercise Notice that the Optionee is then permitted to acquire under the applicable laws and regulations, and if the Optionee thereafter (but prior to the Expiration Date) obtains the Regulatory Approvals to acquire the remaining balance of the Option Shares specified in the Exercise Notice, then the Optionee shall be entitled to acquire such remaining balance. The Corporation agrees to assist the Optionee in seeking the Regulatory Approvals. The Corporation may require the Optionee to pay a sum sufficient to cover any reasonable out-of-pocket expenses incurred in connection with any assistance.

         (c) Notwithstanding anything to the contrary contained herein, if at any time prior to the tenth Business Day after its receipt of the Exercise Notice, the Corporation presents to the Optionee a notice exercising its right (the "Cash-Out Right") pursuant to this Section 2.02(c), then the Corporation shall pay to the Optionee or its designee, on the Option Closing Date, in exchange for the cancellation of the Option, an amount (the "Cash-Out Amount") in cash equal to the lesser of (A) the number of Option Shares which would otherwise be purchased on the Option Closing Date (calculated without giving effect to any reduction in such number pursuant to Section 3.01(g) but giving effect to any other adjustment pursuant to Article III or Section 2.02(b)) multiplied by the difference between (i) the Closing Price and (ii) the Exercise Price, as adjusted pursuant to Article III and (B) the number of Option Shares which would otherwise be purchased on the Option Closing Date (calculated without giving effect to any reduction in such number pursuant to Section 3.01(g) but giving effect to any other adjustment pursuant to Article III or Section 2.02(b)) multiplied by the difference between (i) the Cap, as adjusted pursuant to Article III, and (ii) the Exercise Price, as adjusted pursuant to Article III.

         (d) At any Option Closing, either (A) the Optionee shall pay, or shall cause to be paid, to the Corporation in immediately available funds by wire transfer to a bank account designated in writing by the Corporation at least two Business Days prior to such Option Closing an amount equal to the product of (i) the product of the Exercise Price, as adjusted pursuant to Article III, multiplied by the number of Option Shares issuable hereunder (calculated without giving effect to any adjustment pursuant to Article III (other than pursuant to Section 3.01(d)) or Section 2.02(b) but giving effect to any adjustment pursuant to Section 3.01(d)), multiplied by (ii) a fraction, the numerator of which is the number of Option Shares to be purchased at such Option Closing (calculated giving effect to any adjustments pursuant to Article III or Section 2.02(b)) and the denominator of which is the number of Option Shares issuable hereunder (calculated giving effect to any adjustment pursuant to Article III but not giving effect to Section 2.02(b)) or (B) if the Corporation shall have exercised its Cash-Out Right pursuant to Section 2.02 (c), the Corporation shall pay to the Optionee or its designee in immediately available funds by wire transfer to a bank account designated in writing by the Optionee at least two Business Days prior to such Option Closing, the Cash-Out Amount.

         (e) At any Option Closing, (i) simultaneously with the delivery by the Optionee or its designee of immediately available funds as provided in
Section 2.02(d) and the surrender of this Option, the Corporation will deliver to the Optionee or its designee a certificate or certificates representing the Option Shares to be purchased at such Option Closing, or (ii) if the Corporation shall have exercised its Cash-Out Right pursuant to Section 2.02
(c), simultaneous with the delivery by the Corporation of immediately available funds as provided in Section 2.02(d), the Optionee shall surrender, or shall cause the surrender of, this Option.

         (f) The Optionee shall pay, or shall cause to be paid, any and all stock transfer and similar taxes which may be payable in respect of the issue of any Option Shares or payment of cash to the Optionee.

         Section 2.03: Reservation of Shares. The Corporation hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option such number of shares of Common Stock from time to time issuable upon exercise of this Option. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

         Section 2.04: Fractional Shares. The Corporation shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Option, and in any case where the Optionee would, except for the provisions of this Section 2.04, be entitled under the terms of this Option to receive a fraction of a share upon the exercise of this Option, the Corporation shall, upon the exercise of this Option and receipt of the Exercise Price, issue the largest number of whole shares purchasable upon exercise of this

Option. The Corporation shall, in lieu of issuing any fractional share, pay the Optionee a sum in cash equal to the product of the Closing Price and such fractional interest.

         Section 2.05: Registration Rights. The Corporation shall, if requested by the Optionee at any time and from time to time within one year after the exercise of this Option, as expeditiously as possible prepare and file up to two registration statements under the Securities Act of 1933, as amended (the "Securities Act") if such registration is necessary in order to permit the sale or other disposition of any or all Option Shares in accordance with the intended method of sale or other disposition stated by the Optionee, including, if the conditions thereto are satisfied, a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and the Corporation shall use reasonable efforts to qualify such shares under any applicable state securities laws. The Corporation shall use reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor, and to keep such registration statement effective for such period not in excess of 180 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. The obligations of the Corporation hereunder to file a registration statement and to maintain its effectiveness may be suspended for up to 60 calendar days in the aggregate if the Board of Directors of the Corporation shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require premature disclosure of material nonpublic information that would materially and adversely affect the Corporation or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Corporation or any other material transaction involving the Corporation. Any registration statement prepared and filed under this Section 2.05, and any sale covered thereby, shall be at the Optionee's expense provided, that the Corporation shall bear the costs of its own legal counsel. The Optionee shall provide all information reasonably requested by the Corporation for inclusion in any registration statement to be filed hereunder. In connection with any registration pursuant to this Section 2.05, the Corporation and the Optionee shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration.

         Section 2.06: Listing. If, at any time, Common Stock or any other securities to be acquired upon exercise of this Option are then listed on the NYSE (or any other national securities exchange or automated quotation system), the Corporation shall promptly file an application to list the shares of Common Stock or other securities to be acquired upon exercise of this Option on the NYSE (and any such other national securities exchange or automated quotation system) and shall use reasonable efforts to obtain approval of such listing as promptly as practicable.

                                  ARTICLE III

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                       PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Option Shares shall be subject to adjustment from time to time as provided in this Article III.

         Section 3.01: Mechanical Adjustments.

         (a) In case the Corporation shall at any time or from time to time after the date hereof (i) pay any dividend, or make any distribution, on the outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, (iv) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation or
(v) experience any other change in its corporate or capital structure (including, without limitation, the declaration or payment of a dividend (other than an ordinary periodic dividend) of cash or other property) (each of the events described in the foregoing clauses (i) through (v) referred to as an "Adjustment Event"), then and in each such case, the Exercise Price in effect immediately prior to such Adjustment Event or the record date therefor, whichever is earlier, shall be adjusted so that the Optionee shall be entitled to receive the number and type of shares of Common Stock or other capital stock or other assets or property (including, without limitation, cash) which such Optionee would have owned or have been entitled to receive after the happening of any of the Adjustment Events described above, had such Option been converted into Common Stock immediately prior to the happening of such Adjustment Event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 3.01(a) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification, combination or other change in corporate or capital structure, at the close of business on the day upon which such corporate action becomes effective.

         (b) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

         (c) In the case of a Merger or a reorganization of the Corporation or a reclassification of the capital stock of the Corporation (except a transaction for which provision for adjustment is otherwise made in this
Section 3.01), the Option shall thereafter be exercisable into the number of shares of stock or other securities or property (including, without limitation, cash) to which a holder of the number of shares of Common Stock of the Corporation deliverable upon exercise of such Option would have been entitled upon such Merger, reorganization or reclassification; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Option, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the applicable conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Option. The Corporation shall not effect any such Merger unless prior to or simultaneously with the consummation thereof the successor Corporation shall assume by written instrument the obligation to deliver to the Optionee such shares of stock, securities or assets as, in accordance with the foregoing provisions, each such holder is entitled to receive.

         (d) Whenever the Exercise Price payable upon exercise of this Option is adjusted pursuant to Section 3.01(a), the number of Option Shares issuable hereunder shall simultaneously be adjusted by multiplying the number of Option Shares initially issuable upon exercise of this Option (as set forth on the front page of this Option) by the Exercise Price on the Issue Date and dividing the product so obtained by the Exercise Price, as adjusted.

         (e) Whenever the Exercise Price payable upon exercise of this Option is adjusted pursuant to Section 3.01(a), the Cap shall simultaneously be adjusted by multiplying the Cap immediately prior to such adjustment by the Exercise Price, as adjusted pursuant to Section 3.01(a), and dividing the product so obtained by the Exercise Price immediately prior to such adjustment.

         (f) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), the Optionee thereafter shall become entitled to receive any shares of capital stock of the Corporation other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3.01(a).

         (g) In the event that the Closing Price exceeds the Cap, the Option Shares issuable upon exercise of this Option shall be reduced by the quotient of (i) the product of

(a) the excess of (y) the Closing Price, over (z) the Cap, multiplied by (b) the number of Option Shares prior to such adjustment, divided by (ii) the Closing Price.

         Section 3.02: Notices of Adjustment. Whenever the number of Option Shares or the Exercise Price is adjusted as herein provided, the Corporation shall prepare and deliver forthwith to the Optionee a certificate signed by a President or a Vice President, or by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, setting forth the adjusted number of shares purchasable upon the exercise of this Option and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         Section 3.03: Form of Option After Adjustments. The form of this Option need not be changed because of any adjustments in the Exercise Price or the number or kind of the Option Shares, and Options theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Option, as initially issued.

                                   ARTICLE IV

                OTHER PROVISIONS RELATING TO RIGHTS OF OPTIONEE

         Section 4.01: No Rights as Shareholders; Notice to Optionees. Nothing contained in this Option shall be construed as conferring upon the Optionee any ownership or rights whatsoever as a shareholder of the Corporation, including, without limitation, the right to vote, consent or receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Corporation or of any other matter or the right to receive dividends or receive proceeds upon the liquidation, dissolution or winding up of the Corporation.

         Section 4.02: Lost, Stolen, Mutilated or Destroyed Options. If this Option is lost, stolen, mutilated or destroyed, the Corporation may, on such reasonable terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Option, include the surrender thereof), issue a new Option of like denomination and tenor as, and in substitution for, this Option.

                                   ARTICLE V

                              TRANSFER OF OPTIONS

         Section 5.01: Transfer. Except as otherwise provided in Section 6.01, neither this Option nor any rights hereunder may be sold, transferred, assigned or otherwise disposed of, in whole or in part, to any person without the prior written consent of the Corporation, which consent may be withheld in its sole discretion. Any such sale, transfer or other disposition of this Option or any rights hereunder shall be made in accordance with and subject to the provisions of the Securities Act, and the rules and regulations promulgated thereunder.

         Section 5.02: Restrictive Legend. Each Option Share issued upon exercise of this Option shall bear a legend containing the following words:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS."

The requirement that the above legend be placed upon certificates evidencing any such securities shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in a public offering,
(ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Corporation an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Corporation to the effect that such legend is no longer necessary in order to protect the Corporation against a violation by it of the Securities Act or any applicable state securities or "blue sky" laws upon any sale or other disposition of such shares without registration thereunder. Upon the occurrence of such event, the Corporation, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such securities as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such securities not bearing such legend.

                                   ARTICLE VI

                                 OTHER MATTERS

         Section 6.01: Successors and Assigns. Except as otherwise contemplated by Section 2.01, the terms and provisions of this Option shall bind and inure to the benefit of the Optionee and its permitted successors and permitted assigns; except that this Option may not be assigned by the Optionee (other than (i) to wholly-owned subsidiaries or entities of which the Optionee is a wholly-owned subsidiary or (ii) to an entity to whom the Optionee has assigned all of its rights and delegated all of its duties consistent with, and under, the Information Technology Services Agreement, provided, that for purposes of this clause (ii), such entity is not, at the time of such assignment, a member of the Corporation's "affiliated group", a "person" "related" to the Corporation or to any member of the Corporation's "affiliated group" or "acting in concert with" any of the foregoing "persons", as such terms are used in Treasury Reg. 1.1504-4(c)(4)(ii)) without the prior written consent of the Corporation, which consent may be withheld in its sole discretion.

         Section 6.02: Entire Agreement. This Option, together with the Agreement of Purchase and Sale and any agreements attached as exhibits thereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         Section 6.03: Amendments and Waivers. The terms and provisions of this Option, including the provisions of this sentence, may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of the Corporation and the Optionee.

         Section 6.04: Counterparts. This Option may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 6.05: Governing Law. This Option shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law.

         Section 6.06: Notice. Any notice, request, response, demand, claim or other communication required or permitted hereunder by any party hereto to any other party shall be in writing and transmitted, delivered or sent by (a) personal delivery, (b) courier or messenger service, whether overnight or same day (c) certified United States mail postage prepaid, return receipt requested, or (d) prepaid telecopy or facsimile (except, that no Exercise Notice may be provided by telecopy or facsimile), if to Optionee to:

                 US Airways, Inc.
                 2345 Crystal Drive
                 Arlington, Virginia 22227
                 Telecopier: (703) 872-5252
                 Attention:  General Counsel
                 with a copy to:

                 Skadden, Arps, Slate, Meagher & Flom LLP.
                 919 Third Avenue
                 New York, New York 10022
                 Telecopier:  (212) 735-2000
                 Attention:  Thomas H. Kennedy, Esq.

                 if to the Corporation to:

                 The SABRE Group Holdings, Inc.
                 4255 Amon Carter Boulevard
                 Mail Drop 4319
                 Fort Worth, Texas  76155
                 Telecopier:  (817) 967-4044
                 Attention:  Chief Financial Officer

                 with a copy to:

                 The SABRE Group Holdings Inc.
                 4255 Amon Carter Boulevard
                 Mail Drop 4204
                 Fort Worth, Texas 76155
                 Telecopier:  (817) 967-1215
                 Attention:  General Counsel

                 and a copy to:

                 Fried, Frank, Harris, Shriver & Jacobson
                 One New York Plaza
                 New York, New York  10004
                 Telecopier:  (212) 859-4000
                 Attention:  Charles M. Nathan, Esq.

or at such other address for a party as shall be specified by like notice.
Each communication transmitted, delivered, or sent (a) in person, by courier or messenger service, or by certified United States mail (postage prepaid and return receipt requested) shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal); or (b) by telecopy or facsimile transmission or by electronic mail shall be deemed given, received, and effective on the date of actual receipt (with the confirmation of transmission or the electronic receipt being deemed conclusive evidence of such receipt, except where the intended recipient has promptly notified the other party that the transmission is illegible).





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
Nevertheless, if the date of delivery or transmission is not a Business Day, or if the delivery or transmission is after 5:00 p.m., local time in Fort Worth, Texas, on a Business Day, the communication shall be deemed given, received, and effective on the next Business Day.

         Section 6.07:  Dispute Resolution.

         (a) Except as otherwise stated in this Option, the parties shall resolve any dispute, disagreement, claim, or controversy arising in connection with or relating to this Option, or the validity, interpretation, performance or breach of this Option ("Dispute") in accordance with the procedure or process by which a Dispute must be resolved (except as otherwise stated or modified in this Option) as described in the Dispute Resolution Appendix (as defined in the Option Issuance Agreement). Nevertheless, if any Person (as defined in the Agreement of Purchase and Sale) other than the parties and their affiliates:

                 (i) Has initiated a lawsuit or other judicial, administrative, or arbitration proceedings against or involving either or both of the parties in which a Dispute will be resolved, or

                 (ii) Is a necessary participant in any judicial, administrative, or arbitration proceedings to resolve a Dispute and cannot be joined by either or both of the parties in an arbitration of that Dispute under Section B.3 of the Dispute Resolution Appendix, so that (in either case) the Dispute Resolution Procedure is or will be ineffective, then the parties need not use or follow the Dispute Resolution Procedure to resolve that Dispute, although the submission to jurisdiction in Section B.5 of the Dispute Resolution Exhibit shall apply if necessary.

         (b) The parties shall freely share, and may disclose to any mediator or arbitrator as part of any Dispute resolution proceeding, any and all reasonably requested relevant information needed to facilitate the resolution of any Dispute and any and all information likely to lead to such relevant information.

         (c) In the event of a Dispute, the parties shall continue to perform their respective obligations pursuant to this Agreement.

         (d) Nothing in this Section 6.07 or the Dispute Resolution Procedure prevents the parties from resolving any Dispute by mutual agreement at any time.

         Section 6.08: Severability. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid, but if any provision of this Option is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Option.

         IN WITNESS WHEREOF, this Option has been duly, executed by the Corporation under its corporate seal as of the 2nd day of January, 1998.

                                    THE SABRE GROUP HOLDINGS, INC.

                                    By: /s/ Patrick Kelly
                                        -----------------
                                        Name: Patrick Kelly
                                        Title: Senior Vice President and Chief
                                               Financial Officer

Attest: James F. Brashear
        -----------------
        Assistant Secretary

                                                                       Exhibit A

                             Officer's Certificate

                                     [Date]

          The undersigned certifies that he is the duly elected, qualified and acting ________________ of US Airways, Inc., a Delaware corporation (the "Optionee") and as such, he is familiar with matters certified herein and is authorized to execute this Certificate on behalf of the Optionee and, with reference to Section 2.02(a) of that Option, No. _________, to purchase 3,000,000 shares of Class A Common Stock, par value $.01 per share, of The SABRE Group Holdings, Inc. (capitalized terms used herein and not otherwise defined herein have the respective meanings specified in such option) and that Exercise Notice attached as Exhibit 1 hereto, he further certifies as follows:

          1. Neither the exercise of the Option requested pursuant to the Exercise Notice nor the receipt by the Optionee or its designee of Option Shares upon such exercise does, as of the date hereof, or will, as of the Option Closing Date, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any encumbrance of any kind or character upon any of Optionee's properties or assets under, any contract, agreement, indenture, mortgage, guaranty, lease, license or understanding, written or oral to which it is a party.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:

          I, ________________, Secretary of US Airways, Inc., do hereby certify that _____________ is duly elected and qualified as ______________ of US Airways, Inc. as of the date hereof, and that the signature set forth above is such officer's signature.

                                       By:
                                          ------------------------------------
                                            Name:





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